                                                                    Exhibit 10.1
                                                                    ------------

                        FIFTH AMENDMENT TO LOAN DOCUMENTS
                        ---------------------------------

     AMENDMENT dated as of October 4, 1996 (the "AMENDMENT") by and among SOFTKEY INC., a Minnesota corporation ("SOFTKEY"), MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC), a Minnesota corporation ("MECC"), SOFTKEY MULTIMEDIA INC., a Massachusetts corporation ("MULTIMEDIA"), and THE LEARNING COMPANY, a Delaware corporation, each referred to hereinafter as a "BORROWER" and, collectively, as the "BORROWERS", and FLEET NATIONAL BANK, as successor in interest to Fleet Bank of Massachusetts, N.A. (together with its successors, the "BANK").

                              PRELIMINARY STATEMENT

     1. SoftKey and its corporate affiliates SchoolCo Inc., a Minnesota corporation ("SCHOOLCO"), Multimedia and The Learning Company, each a wholly-owned subsidiary of SoftKey International Inc., a Delaware Corporation (the "GUARANTOR") (SoftKey and such affiliates being collectively referred to herein as the "ORIGINAL BORROWERS"), are parties with the Bank to a Credit Agreement dated as of September 30, 1994, as previously amended by a letter amendment dated as of December 5, 1994, a Second Amendment to Loan Documents dated as of May 17, 1995, a Third Amendment to Loan Documents dated as of December 22, 1995, and a Fourth Amendment to Loan Documents dated as of February 28, 1996 (as so amended and as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Bank agreed to make Revolving Line of Credit Loans to SoftKey and the other Original Borrowers up to a maximum aggregate principal amount of $50,000,000. Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Credit Agreement.

     2. Pursuant to a certain plan of reorganization and merger, SchoolCo has merged with and into MECC. As a consequence, MECC is the legal successor to SchoolCo and a wholly-owned subsidiary of the Guarantor.

     3. The Bank and the Borrowers wish to amend and waive compliance with certain provisions of the Credit Agreement and the other Loan Documents on the terms set forth herein, including, without limitation, by confirming that MECC has become a co-Borrower with SoftKey, Multimedia and The Learning Company under the Credit Agreement and the other Loan Documents.

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


I. Section Amendments to Credit Agreement.
           ------------------------------

A. Section 1.1 is hereby amended by deleting the date "June 30, 1997" appearing in the fourth line thereof and substituting in lieu thereof the date "June 30, 1998".

A. Section 1.5 is hereby amended by deleting the date "July 1, 1997" appearing in the third line thereof and substituting in lieu thereof the date "July 1, 1998".

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A.             Section 3.2 is hereby amended by amending and restating the last sentence thereof to read as follows:

     "In order to secure the obligations of the Guarantor under the Guaranty, the Guarantor shall enter into an amended and restated pledge agreement in the form previously agreed upon by the Guarantor and the Bank (the "SECOND AMENDED AND RESTATED PLEDGE AGREEMENT"), pursuant to which the Guarantor shall pledge to the Bank all the outstanding shares of capital stock of SoftKey and the New Subsidiaries."

A. Section 6.12(a) is hereby amended by deleting the period at the end of the first sentence thereof and substituting the following in lieu thereof:

     "; PROVIDED, HOWEVER, that the aforesaid list, description and other information relating to the intellectual property and products of MECC shall be provided to the Bank on or before October 4, 1996."

A. Section 6.12(b) is hereby amended by deleting the period at the end of the first sentence thereof and substituting the following in lieu thereof:

     "; PROVIDED, HOWEVER, that in the case of MECC such action shall be taken on or before October 4, 1996."

A. Section 6.12(b) is hereby further amended by deleting the phrase "SCHEDULE B" and substituting in lieu thereof the phrase "SCHEDULE A".

A. Section 6.13(a) is hereby amended by deleting the period following the date "January 1, 1996" and substituting the following in lieu thereof:

     "; PROVIDED, HOWEVER, that in the case of MECC such action shall be taken on or before October 4, 1996."

A. Section 7.8 is hereby amended by deleting the word "and" from the phrase "and (e)" and by deleting the period following the phrase "SCHEDULE A" and substituting the following in lieu thereof:

     "; and (f) subject to the conditions set forth below, payments, not to exceed $30,000,000 in the aggregate, for the purpose of repurchasing the Borrower's 5 1/2% Senior Convertible Notes due 2000 (the "SENIOR CONVERTIBLE NOTES"); PROVIDED, HOWEVER, that (i) any such payments shall be made only during the fiscal quarters ending October 5, 1996 and January 4, 1997, (ii) the amount of such payments made during the fiscal quarter ending October 5, 1996 shall not exceed $10,000,000 in the aggregate, (iii) the amount of such payments made during the fiscal quarter ending January 4, 1997 shall not exceed $20,000,000 in the aggregate, and (iv) in the event the Borrower makes any such payment during either of the aforementioned fiscal quarters, it shall at the end of the immediately succeeding fiscal quarter maintain cash in an amount equal to at least $50,000,000 plus the aggregate amount of the then outstanding Extensions of Credit."

A. Section 7.13 is hereby amended by adding the following sentence at the end thereof:

     "For purposes of this Section 7.13, any gains resulting from the repurchase of Senior Convertible Notes or other Indebtedness of the Borrower shall not be taken into account for purposes of calculating Adjusted Net Income."

A. Sections 7.14 and 7.15 are hereby amended and restated in their entirety as follows:

     "7.14 LEVERAGE RATIO. In the case of the fiscal quarter ending on January 4, 1997 and each fiscal quarter thereafter, the Borrowers will not permit the Leverage Ratio to be greater than 3.75 to 1 for the four fiscal quarters ending with such quarter; PROVIDED, HOWEVER, in the event that the Tribune Notes are during such fiscal quarter exchanged for preferred stock (unless the Borrowers furnish evidence reasonably satisfactory to the Bank in the form of a legal opinion, accountants' letter or otherwise to the effect that such preferred stock would not be treated as stockholders' equity but as indebtedness under GAAP or applicable law) in accordance with the terms thereof, the maximum Leverage Ratio shall be immediately readjusted to 3.0 to 1.

     "7.15 INTEREST COVERAGE RATIO. The Borrowers will not permit the Interest Coverage Ratio to be less than (a) 3.0 to 1 for the fiscal quarter ending July 6, 1996, (b) 3.5 to 1 for the fiscal quarter ending October 5, 1996 and (c) in the case of the fiscal quarter ending January 4, 1997 and each fiscal quarter thereafter, 3.5 to 1 for the four fiscal quarters ending with such quarter."

A. Section 9 is hereby amended by amending and restating the definitions of "Borrowers", "Leverage Ratio", "New Subsidiaries" and "Security Instruments" as follows:

          ""BORROWERS" shall mean SoftKey and each of the New Subsidiaries."

               ""LEVERAGE RATIO" means, for any period, the ratio of Funded Indebtedness less cash in excess of $10 million to Operating Cash Flow."

          ""NEW SUBSIDIARIES" shall mean MECC, The Learning Company and Multimedia."

               ""SECURITY INSTRUMENTS" shall mean, collectively, the security agreements executed by SoftKey and the New Subsidiaries, including without limitation the New Subsidiary Security Agreements, and each other instrument or agreement that purports to secure the Obligations of the Borrowers to the Bank."

A. Section 9 is hereby further amended by adding the following definition of "Senior Convertible Notes":

          ""SENIOR CONVERTIBLE NOTES" shall have the meaning set forth in
          Section 7.8."

A. Section 10.15 is hereby amended by deleting from the first sentence thereof the phrase "SchoolCo and each New Subsidiary" and substituting in lieu thereof the phrase "Each New Subsidiary".

A. The Credit Agreement is hereby further amended by replacing the Schedule appearing as "Schedule B -- Designated Software Products" with the Schedule appended hereto as SCHEDULE A.

I.   Section Amendments to Other Loan Documents.
             ----------------------------------

A. (a) The definition of "Secured Obligations" in Section 1 of the Security Agreement dated as of September 30, 1994 between SoftKey and the Bank (the "SOFTKEY SECURITY AGREEMENT") is hereby amended by deleting the phrase "SchoolCo Inc.


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" and substituting in lieu thereof the phrase "Minnesota Educational Computing
Corporation (MECC)".

               (b) The SoftKey Security Agreement is hereby further amended by making such other changes thereto as may be necessary or appropriate to reflect the amendment to the definition of "Secured Obligations" set forth in Section 2.1(a) hereof.

               (c) Section 1 of the SoftKey Security Agreement is hereby further amended by adding the following new definition:

               ""INVESTMENT PROPERTY" means all "investment property" (as defined in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts from time to time), whether now owned or hereafter acquired by the Company."

               (d) Section 3(a) of the SoftKey Security Agreement is hereby amended by inserting the following new item (iii-a) between existing items (iii) and (iv) in the list of Collateral set forth therein:

               "(iii-a) Investment Property;".

A. (a) The definition of "Borrowers" in Section 1 of the Amended and Restated Security Agreement dated as of February 28, 1996 between The Learning Company and the Bank (the "LEARNING COMPANY SECURITY AGREEMENT") is hereby amended and restated in its entirety as follows:

               ""BORROWERS" means the Company, SoftKey, Minnesota Educational Computing Corporation (MECC) and SoftKey Multimedia Inc., together with the respective successors of the foregoing corporations and any other corporation or entity that shall in the future become a "Borrower" for purposes of the Credit Agreement."

               (b) The Learning Company Security Agreement is hereby further amended by making such other changes thereto as may be necessary or appropriate to reflect the amendment to the definition of "Borrowers" set forth in Section 2.2(a) hereof.

               (c) Section 1 of the Learning Company Security Agreement is hereby further amended by adding the following new definition:

               ""INVESTMENT PROPERTY" means all "investment property" (as defined in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts from time to time), whether now owned or hereafter acquired by the Company."

               (d) Section 3 of the Learning Company Security Agreement is hereby amended by inserting the following new item (iii-a) between existing items (iii) and (iv) in the list of Collateral set forth therein:

                  "(iii-a)  Investment Property;".

A. (a) The definition of "Borrowers" in the Security Agreement dated as of February 28, 1996 between Multimedia and the Bank (the "MULTIMEDIA SECURITY AGREEMENT") is hereby amended and restated in its entirety as follows:

               ""BORROWERS" means the Company, SoftKey, Minnesota Educational Computing Corporation and The Learning Company, together with the respective successors of the foregoing corporations and any other corporation or entity that shall in the future become a "Borrower" for purposes of the Credit Agreement."

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               (b) The Multimedia Security Agreement is hereby further amended by making such other changes thereto as may be necessary or appropriate to reflect the amendment to the definition of "Borrowers" set forth in Section 2.3(a) hereof.

               (c) Section 1 of the Multimedia Security Agreement is hereby further amended by adding the following new definition:
               ""INVESTMENT PROPERTY" means all "investment property" (as defined in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts from time to time), whether now owned or hereafter acquired by the Company."

               (d) Section 3 of the Multimedia Security Agreement is hereby amended by inserting the following new item (iii-a) between existing items (iii) and (iv) in the list of Collateral set forth therein:

               "(iii-a) Investment Property;".


I.   Section   Conditions of Effectiveness.
               ----------------------------
     This Amendment shall be deemed effective as of October 4, 1996 (the "EFFECTIVE DATE"), provided that the Bank shall have received the following on or before such date:

1.                     two copies of this Amendment executed by each Borrower;

1. the Third Amendment to Guaranty in the form enclosed duly executed by the Guarantor;

1. an amended and restated promissory note in the form enclosed duly executed by each Borrower (the "AMENDED NOTE");

1. an amended and restated pledge agreement in the form enclosed herewith (the "SECOND AMENDED AND RESTATED PLEDGE AGREEMENT") duly executed by the Guarantor, together with stock certificates representing all the outstanding shares of capital stock of SoftKey, The Learning Company, Multimedia and MECC, together with appropriate stock powers executed in blank;

1. the amended and restated security agreement in the form enclosed herewith (the "MECC SECURITY AGREEMENT") duly executed by MECC, pursuant to which MECC grants to the Bank a security interest in all its assets, together with such UCC financing statements as the Bank may request duly executed by MECC;

1. a certificate of the Secretary or Assistant Secretary of each of SoftKey, The Learning Company and Multimedia as to resolutions of the Board of Directors of each such corporation authorizing this Amendment and the Amended Note;

1. a certificate of the Secretary or Assistant Secretary of MECC certifying as to (i) the charter and by-laws of MECC; (ii) resolutions of the Board of Directors of MECC authorizing the transactions and the execution of the documents contemplated hereby; and (iii) the incumbency and specimen signatures of the officers of MECC authorized to execute and deliver this Amendment, the Amended Note, the MECC Security Agreement and any other Loan Documents;

1. a Certificate of the Secretary or Assistant Secretary of the Guarantor as to resolutions of the Board of Directors of the Guarantor authorizing the Second Amended and Restated Pledge Agreement and the the Third Amendment to Guaranty;

1. opinions of counsel to each of the Borrowers and the Guarantor in form and substance reasonably acceptable to the Bank; and

1. a certificate of the chief financial officer of SoftKey to the effect that the acquisition of MECC has been consummated substantially in accordance with the acquisition terms and conditions previously disclosed to the Bank and attaching true and complete copies of the operative acquisition documents.

I.   Section Special Covenants And Representations With Regard To The Addition
             -----------------------------------------------------------------
Of Mecc As A Co-Borrower.
------------------------

A. MECC does hereby assume and agree to perform all of the obligations of SchoolCo, its corporate predecessor, of whatever kind under and pursuant to the Credit Agreement and the other Loan Documents to which SchoolCo was a party. Each of MECC, The Learning Company and Multimedia (the "NEW SUBSIDIARIES") hereby agrees, jointly and severally with SoftKey, to be bound by the terms and conditions of the Credit Agreement and shall, for all purposes thereof, be a "Borrower" thereunder as of the Effective Date.

A. Each of the New Subsidiaries, jointly and severally with SoftKey, hereby represents, warrants and covenants to the Bank that, after giving effect to this Amendment and to the transactions contemplated hereby:

     1. The execution, delivery and performance by such New Subsidiary of this Amendment, the Amended Note and the Security Instruments to which it is a party will directly and indirectly inure to the benefit of such New Subsidiary, are in pursuit of its business purposes as an integral part of the business conducted and proposed to be conducted by SoftKey together with such New Subsidiary and are reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it. By virtue of the foregoing, among other things, each New Subsidiary is receiving at least reasonably equivalent consideration from the Bank for its obligations undertaken under this Amendment, the Amended Note and the Security Instruments to which it is a party.

     1. After giving effect to the transactions contemplated by this Amendment, each New Subsidiary has, and will have access to, adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     1. Each New Subsidiary has and, after giving effect to the transactions contemplated hereby, will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured.

The foregoing representations and warranties shall constitute representations and warranties of the New Subsidiaries under the Credit Agreement. Each of such representations and warranties shall survive and not be waived by the execution and delivery of this Amendment.


I.   Section Confirmation Of Representations, Absence Of Default.
             ---------------------------------------------------

     Each Borrower (including without limitation the New Subsidiaries) hereby confirms that the representations set forth in the Loan Documents (including without limitation those set forth in Section 6.9 of the Credit Agreement as to use of proceeds), as amended by this Amendment, are true and correct as of the date hereof, subject to the exceptions and further disclosures set forth in SCHEDULE B hereto. Each Borrower hereby confirms that, except as set forth in Section 6 hereof or in SCHEDULE B hereto, no Event of Default has occurred and is continuing under the Credit Agreement.


I.   Section Waiver of Certain Existing Defaults.
             -----------------------------------

     The Bank and the Borrowers acknowledge and agree that certain Events of Default (the "EXISTING DEFAULTS") have occurred and currently exist with respect to the financial covenants set forth in Section 7.12, Section 7.14 and Section
7.15 of the Credit Agreement as in effect prior to the effectiveness of this Amendment. The Bank hereby waives, effective upon the Effective Date, the Existing Defaults, PROVIDED that this waiver shall in no event be deemed to constitute a waiver with respect to any fiscal period other than the fiscal period ended April 6, 1996 or with respect to any covenants other than the financial covenants identified in this Section 6.


I.   Section Reference to and Effect on the Credit Agreement and the other Loan
             ------------------------------------------------------------------
Documents.
---------

A. Upon the Effective Date, each reference in the Credit Agreement to "this Credit Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the Amended Note and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

A. Upon the Effective Date, each reference in the Credit Agreement and the other Loan Documents to the "Borrowers" shall mean and be a reference to the "Borrowers" or to "each Borrower" as the context may require, and shall reflect the addition of the MECC as a co-borrower on a joint and several basis under the Credit Agreement and the other Loan Documents.

A. Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except for the original promissory note and the amended and restated promissory notes dated as of December 22, 1995 and February 28, 1996, each of which is superseded by the Amended Note and has been, or will be, marked "cancelled" and returned to SoftKey, each of the other Loan Documents, as amended hereby, is in full force and effect and is hereby ratified and confirmed. Each Borrower (and the Guarantor by its execution of the Third Amendment to Guaranty) agrees that, as of the date hereof, it has no defenses against the obligations represented by the Credit Agreement, the Amended Note, the Guaranty or the other Loan Documents.

A. The amendments and waivers set forth herein (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement, the Amended Note, any other Loan Documents or any of the instruments or documents referred to by the foregoing documents, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, the Amended Note, the other Loan Documents or any of the instruments or documents referred to therein.

I.   Section  Cost and Expenses.
              -----------------

     Each Borrower agrees, jointly and severally, to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.


I.   Section  Governing Law.
              -------------

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.


I.   Section  Counterparts.
              ------------

     This Amendment may be signed in one or more counterparts each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed under seal by their respective officers thereunto duly authorized as of the date first above written.


                                           SOFTKEY INC.


                                           By:
                                              ------------------------------
                                              Name: R. Scott Murray
                                              Title: Chief Financial Officer



                                           MINNESOTA EDUCATIONAL
                                              COMPUTING CORPORATION (MECC)


                                           By:
                                              ------------------------------
                                              Name: R. Scott Murray
                                              Title: Chief Financial Officer



                                           THE LEARNING COMPANY


                                           By:
                                              ------------------------------
                                              Name: R. Scott Murray
                                              Title: Chief Financial Officer

                                           SOFTKEY MULTIMEDIA INC.


                                           By:
                                              ------------------------------
                                              Name: R. Scott Murray
                                              Title: Chief Financial Officer



                                           FLEET NATIONAL BANK, as successor in
                                           interest to Fleet Bank of
                                           Massachusetts, N.A.


                                           By:
                                              ------------------------------
                                              Name:  Thomas W. Davies
                                              Title: Vice President

                                                                      SCHEDULE A

                   SCHEDULE A -- Designated Software Products
                   ------------------------------------------
                     (Section 6.12 of the Credit Agreement)

                                                                      SCHEDULE B


                Exceptions and Qualifications to Representations
                ------------------------------------------------
                          (Section 5 of this Amendment)

                      [If none, please initial:___________]